*SEE REVERSE FOR RESTRICTIVE LEGEND*

        NUMBER                                                SHARES

                               [MAGICWORKS LOGO]

                            Magicworks Entertainment
                            I n c o r p o r a t e d
                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

        SHARES OF COMMON STOCK OF MAGICWORKS ENTERTAINMENT INCORPORATED

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


                     MAGICWORKS ENTERTAINMENT INCORPORATED

                                 CORPORATE SEAL

                                    DELAWARE

_____________________________                     _____________________________
        SECRETARY                                          PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- a tenants in common              UNIF GIFT MIN ACT -- _______Custodian_______
    TEN ENT -- as tenants by the entireties                          (Cust)          (Minor)
    JT TEN --  as joint tenants with right of                  under Uniform Gifts to Minors
               survivorship and not as tenants                 Act _________________________
               in common                                                    (State)

    Additional abbreviations may also be used though not in the above list.

                            For Value Received,________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
   [                               ]

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably consitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ------------------

            --------------------------------------------------------
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                    THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                    IN THE EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                    OR ANY CHANGE WHATEVER

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED,
HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION
STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT
WITH RESPECT TO THESE SECURITIES, OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM
REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST
HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL,
REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT
WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE
"BLUE SKY" OR OTHER SIMILAR SECURITIES LAW.
